UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2003

AmeriCredit Corp.

Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3900, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

99.1	Press release dated April 23, 2003, related to reorganization of executive team.

Item 9. Exhibits

The following exhibit is furnished in accordance with Item 12 pursuant to interim guidance provided by SEC Release No. 33-8216:

99.2	Press release dated April 23, 2003, related to the Company’s operating results for the quarter ended March 31, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriCredit Corp.
(Registrant)

Date: April 23, 2003	By:	/s/ PRESTON A. MILLER
Preston A. Miller Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Press release dated April 23, 2003, related to reorganization of executive team.

99.2	Press release dated April 23, 2003, related to the Company’s operating results for the quarter ended March 31, 2003.

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